THE ALGER FUNDS

Alger 25 Fund

Alger 35 Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated September 30, 2020 to the

Prospectuses of each Fund dated March 1, 2020,

as amended and supplemented to date

On September 29, 2020, Fred Alger Management, LLC (“Alger”), the investment adviser to the Funds, and the Board of Trustees of The Alger Funds (the “Trust”), including the board members who are not “interested persons” of the Trust, as such term is defined in the Investment Company Act of 1940, as amended, agreed to amend the investment advisory agreement between Alger and the Trust (the “Advisory Agreement”), on behalf of the Funds, subject to shareholder approval.

The proposed amendment (the “Amendment”) would remove the existing fulcrum fee for each Fund, and implement a new advisory fee at a flat rate of 0.45% of average daily net assets of the Fund. The Amendment, if approved by shareholders, will not result in any changes to the terms and conditions in the Advisory Agreement, other than the removal of the fulcrum fee for each Fund, nor will it result in any material changes to Alger’s obligations under the Advisory Agreement. The Amendment will not result in any changes to the investment process or operations of the Funds.

It is expected that a proxy statement relating to the Amendment, which is subject to shareholder approval, will be sent to shareholders of each Fund on or about October 23, 2020 with respect to a virtual shareholder meeting to be held on October 30, 2020. Shareholders of record of a Fund as of the close of business on October 13, 2020 will be entitled to vote at the meeting and at any adjournments, postponements or delays thereof. If the Amendment is approved by the shareholders of a Fund, it is expected to become effective upon the expiration of the current term of the Advisory Agreement with respect to that Fund.

S-TAF-Instl. 93020